UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 26, 2015

SOUTHERN MISSOURI BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Missouri	000-23406	43-1665523
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

531 Vine Street, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

        Registrant's telephone number, including area code:    (573) 778-1800

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 2.02  Results of Operations and Financial Condition

    On October 26, 2015, Southern Missouri Bancorp, Inc., the parent corporation of Southern Bank, issued a press release announcing preliminary first quarter results and a quarterly dividend of $0.09 per common share.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

   Southern Missouri Bancorp, Inc. will host a conference call to review the information provided in the press release referred to above on Tuesday, October 27, 2015, at 3:30 p.m., central time (4:30 p.m., eastern time). The call will be available live to interested parties by calling 1-888-339-0709 in the United States (Canada: 1-855-669-9657, international: 1-412-902-4189). Following the call, telephone playback will be available beginning one hour following the conclusion of the call, through November 9, 2015. The playback may be accessed by dialing 1-877-344-7529 (Canada: 1-855-669-9658, international: 1-412-317-0088), and using the conference passcode 10075043.  The participants should ask to be joined into the Southern Missouri Bancorp (SMBC) call.

Item 5.07  Submission of Matters to a Vote of Security Holders

The 2015 Annual Meeting of the stockholders of Southern Missouri Bancorp, Inc. was held on October 26, 2015, in Poplar Bluff, Missouri. Stockholders representing 6,898,948 shares, or 92.9%, of the common shares outstanding as of the September 4, 2015, record date were present in person or were represented at the meeting by proxy. Final voting results are shown below:

(Proposal 1)  The election of the following nominees as directors of the Company, each for a three-year term:

(a)	Greg A. Steffens:
				BROKER
		FOR	WITHELD	NON-VOTES
		5,062,430	329,317	1,507,141

(b)	L. Douglas Bagby
				BROKER
		FOR	WITHELD	NON-VOTES
		5,065,361	326,446	1,507,141

(c)	David J. Tooley
				BROKER
		FOR	WITHELD	NON-VOTES
		5,075,462	316,345	1,507,141

(d)	Todd E. Hensley
				BROKER
		FOR	WITHELD	NON-VOTES
		5,055,037	336,770	1,507,141

(Proposal 2)   Advisory (non-binding) vote to approve executive compensation:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
4,938,264	229,260	224,283	1,507,141

(Proposal 3)  The ratification of the appointment of BKD, LLP as the Company's independent auditors for the fiscal year ending June 30, 2016:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
6,753,313	1,280	144,355	-

On Proposal 1, each of Messrs. Steffens, Bagby, Tooley, and Hensley was elected for a three-year term to expire in 2018.  The vote required to approve Proposals 2 and 3 was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, Proposals 2 and 3 were approved.

Item 9.01  Financial Statements and Exhibits

(d)            Exhibits

99.1	Press release dated October 26, 2015

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: October 27, 2015	By: /s/ Greg A. Steffens Greg A. Steffens President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                                            Description

99.1	Press Release dated October 26, 2015

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